Financial Services, Banking and Thrift (Policies)	12 Months Ended
Dec. 31, 2023
Trade and other payables [abstract]
TRADE ACCOUNTS PAYABLE
17.a. Accounting policy
These are obligations to pay for goods or services that were acquired in the normal course of business. They are initially recognized at fair value and subsequently measured at amortized cost using the effective tax rate method, if applicable.
The Company and/or its subsidiaries do not have financing agreements with suppliers.